3DSYSTEMS

Conference Call and Webcast

Rapidform Acquisition

October 9, 2012





www.3dsystems.com NYSE: DDD

Presenters

Stacey Witten	• Investor Relations Manager
Abe Reichental	• President & Chief Executive Officer
Damon Gregoire	• Senior Vice President & Chief Financial Officer
Andrew Johnson	• Vice President & General Counsel

Welcome Webcast Viewers

To listen to the conference via phone and to ask questions during our Q&A session, please dial:

- 1-866-700-5192 in the United States
- 1-617-213-8833 from outside the United States
- Participant Code: 22542418

Forward Looking Statements

This presentation contains forward-looking statements, as defined by federal and state securities laws. Forward-looking statements include statements concerning plans, objectives, goals, strategies, expectations, intentions, projections, developments, future events, performance or products, underlying assumptions, and other statements which are other than statements of historical facts. In some cases, you can identify forward-looking statements by terminology such as "may," "will," "should," "hope," "expects," "intends," "plans," "anticipates," "contemplates," "believes," "estimates," "predicts," "projects," "potential," "continue," and other similar terminology or the negative of these terms. From time to time, we may publish or otherwise make available forward-looking statements of this nature. All such forward-looking statements, whether written or oral, and whether made by us or on our behalf, are expressly qualified by the cautionary statements described on this message including those set forth below. In addition, we undertake no obligation to update or revise any forward-looking statements to reflect events, circumstances, or new information after the date of the information or to reflect the occurrence or likelihood of unanticipated events, and we disclaim any such obligation.

Forward-looking statements are only predictions that relate to future events or our future performance and are subject to known and unknown risks, uncertainties, assumptions, and other factors, many of which are beyond our control, that may cause actual results, outcomes, levels of activity, performance, developments, or achievements to be materially different from any future results, outcomes, levels of activity, performance, developments, or achievements expressed, anticipated, or implied by these forward-looking statements. As a result, we cannot guarantee future results, outcomes, levels of activity, performance, developments, or achievements, and there can be no assurance that our expectations, intentions, anticipations, beliefs, or projections will result or be achieved or accomplished. These forward-looking statements are made as of the date hereof and are based on current expectations, estimates, forecasts and projections as well as the beliefs and assumptions of management. 3D System's actual results could differ materially from those stated or implied in forward-looking statements. Past performance is not necessarily indicative of future results. We do not intend to update these forward looking statements even though our situation may change in the future. Further, we encourage you to review the risks that we face and other information about us in our filings with the SEC, including our Annual Report on Form 10-K which was filed on February 23, 2012. These are available at www.SEC.gov.

3DSYSTEMS™

Rapidform Acquisition Overview

Abe Reichental, President & CEO





www.3dsystems.com NYSE: DDD

New Growth Initiative

Accelerate 3D printer penetration

Grow healthcare solutions

Integrate computer aided design, capture, inspection and manufacture tools

Expand QP services globally

Build significant consumer presence

Acquisition Highlights

- We acquired Rapidform, a leading global provider of proprietary 3D Scan-To-CAD software tools, located in Seoul, South Korea
- We paid $35 million in cash, subject to final closing adjustments. We expect Rapidform to contribute $15 million of revenue and deliver between $0.06 and $0.09 earnings per share in 2013
- Rapidform leading reverse engineering and inspection software tools empower product developers to deliver improved product quality and shorter time-to-market
- By combining scan data processing, mesh optimization, auto surfacing and CAD modeling in a single, integrated tool, Rapidform unlocks the power of 3D digitization for engineers and manufacturing professionals worldwide

Rapidform Rationale

- Extends geographic reach and local presence
- Compelling businesses with accretive margins
- Differentiated technology
- Grow reseller channel and access
- Immediately accretive to cash generation and earnings
- Expand portfolio & performance
- Sustainable value creation benefits to all stakeholders

Strategically compelling & financially attractive

About Rapidform

- Leading 3D scan data processing software tools for reverse engineering and inspection
- Value added solution provider that is well positioned for rapid growth
- Provides an integrated ideation-to-production suite of tools that enables 3D scan and inspection across the entire product lifecycle
- Robust technology portfolio that is anchored by 35 patents
- Recognized brand that delivers proven value to over 6,500 customers globally
- Strong annual revenue growth and consistent profitability

Rapidform Product Portfolio

RAPIDFORM XOR REDESIGN

The only reverse engineering software that combines CAD with 3D scan data processing to create parametric, editable solid models. The solution parallels a solid modeling process through innovative built-in tools that automate the mesh preparation and design extraction process.



RAPIDFORM XOV VERIFIER

Combines in-depth inspection functionality with highly accurate algorithms certified and tested by leading metrology labs. Rapidform XOV allows users to switch seamlessly between scanner and probe tools and works with leading scanners, arms and trackers.



RAPIDFORM XOS SCAN

Rapidform XOS offers a number of state-of-art functionalities of point-cloud, polygon, color texture modeling and optimization, 3D curve design and Scan- to-NURBS in an integrated environment that can handle all possible reverse engineering workflows using 3D scan data.



Ideation-To-Production Lifecycle Value

Research

3D scanning and Rapidform's RE tools to create CAD models of existing parts that have no 3D definition

Creates fully editable solid & surface models directly from 3D scan data

Development

Rapidform tools are used during iterative prototyping phase of development to merge changes in physical parts back into original CAD designs

Designs are fit into existing assemblies using Rapidform

Manufacturing

Rapidform RE and inspection tools are used to speed up the try-out process and get to functional tooling faster

Verification

During production, Rapidform XOV is used for inspection, reporting and ongoing quality control and trend analysis


Step 1: Import Scan and Create a Mesh


Step 2: Automatic Feature Recognition


Step 3: Create Sketches


Step 4: Create Features


Step 5: Hollow


Step 6: liveTransfer to Your CAD Software

Complete Content-To-Print Coverage

- *Rapid Manufacturing*
- *Specialty Materials*
- *On-Demand Parts*
- *Inspection*

- *Ideation*
- *Content Creation*
- *Reverse Engineering*


PRODUCE
CREATE
MEASURE
PROTOTYPE

- *Precision Metrology*
- *Scanning*
- *3D Documentation*

- *Quick Turn*
- *Design Verification*
- *Validation*

Positions 3D Systems to deliver complete, integrated solutions from content-to-print, including inspection, measurement, reverse engineering and 3D documentation

Provides an integrated platform for content capture, measurement, modification and replication

Strategic-Complementary-Synergistic

- **Leadership:** Foundational capturing, editing and printing workflow capabilities
- **Technology:** Leading mesh processing, reverse engineering and inspection
- **Domain:** Expertise in 3D capture workflows, platform for further expansion
- **Channel:** Deepens 3DS relationships with 100 3D scanner OEMs and VARs
- **Coverage:** Complementary channel and products with geographical gap fillers
- **Portfolio:** Complementary & strategic, accelerating professional and consumer growth

Bottom Line

- Unmatched portfolio with leading brands
- Technology + financial strength and flexibility
- Open-ended growth opportunities
- Innovative business model with end-to-end solutions
- Focused growth initiatives, organic and acquisitive
- Experienced management team

Q&A Session

Out of respect for other conference call participants, please ask one question and then return to the queue to ask additional questions

Please direct all questions through the teleconference portion of this call

To ask questions:

- U.S.: 1-866-700-5192
- International: 1-617-213-8833
- Conference ID: 22542418

3DSYSTEMS™

Thank You!





www.3Dsystems.com NYSE: DDD